As filed with the Securities and Exchange Commission on May 5, 2005

REGISTRATION NO. 333-124583

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective
Amendment
No. 1 to

FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

LIBERTY GLOBAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	4841	20-2197030
(State or other jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification code number)	Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112, (720) 875-5800
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Elizabeth M. Markowski
Senior Vice President and Secretary
Liberty Global, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael T. Fries Chief Executive Officer UnitedGlobalCom, Inc. 4643 South Ulster Street Suite 1300 Denver, Colorado 80237 (303) 770-4001	Robert W. Murray Jr. Baker Botts L.L.P. 30 Rockefeller Plaza New York, New York 10112-4998 (212) 408-2500	Garth Jensen Holme Roberts & Owen LLP 1700 Lincoln, Suite 4100 Denver, Colorado 80203 (303) 861-7000	Franci J. Blassberg Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 (212) 909-6000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective and all other conditions to the proposed mergers described herein have been satisfied or waived, as applicable.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Form S-4 is being filed solely for the purposes of (1) amending Exhibit 99.1 to change the toll-free telephone number of D.F. King & Co., Inc. (DF King) to be used by the stockholders of UnitedGlobalCom, Inc. (UGC) in connection with the business combination transaction to which this registration statement relates, and (2) filing Exhibit 99.17 which is a letter from DF King to the stockholders of UGC disclosing the change and directing such stockholders to use the new telephone number. DF King, which is the information agent and proxy solicitation firm retained in connection with the business combination transaction to which this registration statement relates, will provide a copy of the letter filed herewith as Exhibit 99.17 with each joint proxy statement/prospectus that is mailed to UGC stockholders.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits And Financial Statement Schedules.

     (a) Exhibits. The following is a complete list of Exhibits filed as part of this registration statement.

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated January 17, 2005, among Liberty Global, Liberty Media International, Inc. (“LMI”), UnitedGlobalCom, Inc. (“UGC”), Cheetah Acquisition Corp. (“Cheetah”) and Tiger Global Acquisition Corp. (“Tiger”) (incorporated by reference to Exhibit 2.1 to LMI’s Current Report on Form 8-K, dated January 17, 2005)

3.1	Form of Restated Certificate of Incorporation of Liberty Global (to be in effect contemporaneously with the closing of the mergers)*

3.2	Form of Bylaws of Liberty Global (to be in effect contemporaneously with the closing of the mergers)*

4.1	Specimen certificate for shares of Series A common stock, par value $.01 per share, of Liberty Global*

4.2	Specimen certificate for shares of Series B common stock, par value $.01 per share, of Liberty Global*

4.3	Indenture, dated as of April 6, 2004, between UGC and The Bank of New York (incorporated by reference to Exhibit 4.1 to UGC’s Current Report on Form 8-K, dated April 6, 2004 (File No. 000-496-58) (the “UGC April 2004 8-K”))

Exhibit No.	Document
4.4	Registration Rights Agreement, dated as of April 6, 2004, between UGC and Credit Suisse First Boston (incorporated by reference to Exhibit 10.1 to the UGC April 2004 8-K)

4.5	Amendment and Restatement Agreement, dated March 7, 2005, among UPC Broadband Holding B.V. (“UPC Broadband”) and UPC Financing Partnership (“UPC Financing”), as Borrowers, the guarantors listed therein, and TD Bank Europe Limited, as Facility Agent and Security Agent, including as Schedule 3 thereto the Restated €1,072,000,000 Senior Secured Credit Facility, originally dated January 16, 2004, among UPC Broadband, as Borrower, the guarantors listed therein, the banks and financial institutions listed therein as Initial Facility D Lenders, TD Bank Europe Limited, as Facility Agent and Security Agent, and the facility agents under the Existing Facility (as defined therein) (the “2004 Credit Agreement”) (incorporated by reference to Exhibit 10.32 to UGC’s Annual Report on Form 10-K, dated March 14, 2005 (File No. 000-496-58) (the “UGC 2004 10-K”))

4.6	Additional Facility Accession Agreement, dated June 24, 2004, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility E Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.2 to UGC’s Current Report on Form 8-K, dated June 29, 2004 (File No. 000-496-58))

4.7	Additional Facility Accession Agreement, dated December 2, 2004, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility F Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated December 2, 2004 (File No. 000-496-58))

4.8	Additional Facility Accession Agreement, dated March 9, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility G Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.39 to the UGC 2004 10-K)

4.9	Additional Facility Accession Agreement, dated March 7, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility H Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.40 to the UGC 2004 10-K)

4.10	Additional Facility Accession Agreement, dated March 9, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility I Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.41 to the UGC 2004 10-K)

4.11	Amendment and Restatement Agreement, dated March 7, 2005, among UPC Broadband and UPC Financing, as Borrowers, the guarantors listed therein, TD Bank Europe Limited and Toronto Dominion (Texas), Inc., as Facility Agents, and TD Bank Europe Limited, as Security Agent, including as Schedule 3 thereto the Restated Credit Agreement, €3,500,000,000 and US$347,500,000 and €95,000,000 Senior Secured Credit Facility, originally dated October 26, 2000, among UPC Broadband and UPC Financing, as Borrowers, the guarantors listed therein, the Lead Arrangers listed therein, the banks and financial institutions listed therein as Original Lenders, TD Bank Europe Limited and Toronto-Dominion (Texas) Inc., as Facility Agents, and TD Bank Europe Limited, as Security Agent (incorporated by reference to Exhibit 10.33 to the UGC 2004 10-K)

4.12	Liberty Global undertakes to furnish to the Securities and Exchange Commission, upon request, a copy of all instruments with respect to long-term debt not filed herewith

5.1	Opinion of Baker Botts L.L.P.*

8.1	Opinion of Baker Botts L.L.P. regarding certain tax matters*

Exhibit No.	Document
8.2	Form of Opinion of Baker Botts L.L.P. regarding certain tax matters to be opined upon at the closing of the mergers*

8.3	Opinion of Holme Roberts & Owen L.L.P. regarding certain tax matters*

8.4	Form of Opinion of Holme Roberts & Owen L.L.P. regarding certain tax matters to be opined upon at the closing of the mergers*

10.1	Reorganization Agreement, dated as of May 20, 2004, among Liberty Media Corporation (“Liberty”), LMI and the other parties named therein (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to LMI’s Registration Statement on Form 10, dated May 25, 2004 (File No. 000-50671) (the “Form 10 Amendment”))

10.2	Form of Facilities and Services Agreement between Liberty and LMI (incorporated by reference to Exhibit 10.3 to the Form 10 Amendment)

10.3	Agreement for Aircraft Joint Ownership and Management, dated as of May 21, 2004, between Liberty and LMI (incorporated by reference to Exhibit 10.4 to the Form 10 Amendment)

10.4	Form of Tax Sharing Agreement between Liberty and LMI (incorporated by reference to Exhibit 10.5 to the Form 10 Amendment)

10.5	Form of Credit Facility between Liberty and LMI (terminated in accordance with its terms) (incorporated by reference to Exhibit 10.6 to the Form 10 Amendment)

10.6	Liberty Media International, Inc. 2004 Incentive Plan (As Amended and Restated Effective March 9, 2005) (incorporated by reference to Exhibit 10.6 to LMI’s Annual Report on Form 10-K/A, dated April 28, 2005 (File No. 000-50671) (the “LMI 2004 10-K/A”)) (to be assumed by Liberty Global contemporaneously with the closing of the mergers)

10.7	Liberty Media International, Inc. 2004 Non-Employee Director Incentive Plan (As Amended and Restated Effective April 1, 2005) (incorporated by reference to Exhibit 10.7 to the LMI 2004 10-K/A) (to be assumed by Liberty Global contemporaneously with the closing of the mergers)

10.8	Liberty Media International, Inc. 2004 Incentive Plan Non-Qualified Stock Option Agreement, dated as of June 7, 2004, between John C. Malone and LMI (incorporated by reference to Exhibit 7(A) to Mr. Malone’s Schedule 13D/A (Amendment No. 1) with respect to LMI’s common stock, dated July 14, 2004 (File No. 005-79904))

10.9	Form of Liberty Media International, Inc. 2004 Incentive Plan (As Amended and Restated Effective March 9, 2005) Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.9 to the LMI 2004 10-K/A)

10.10	Form of Liberty Media International, Inc. 2004 Non-Employee Director Incentive Plan (As Amended and Restated Effective April 1, 2005) Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.10 to the LMI 2004 10-K/A)

10.11	Liberty Media International, Inc. Transitional Stock Adjustment Plan (incorporated by reference to Exhibit 4.5 to the LMI’s Registration Statement on Form S-8, dated June 23, 2004 (File No. 333-116790))

10.12	Stock Option Plan for Non-Employee Directors of UGC, effective June 1, 1993, amended and restated as of January 22, 2004 (incorporated by reference to Exhibit 10.7 to UGC’s Annual Report on Form 10-K, dated March 15, 2004 (File No. 000-496-58) (the “UGC 2003 10-K”))

10.13	Stock Option Plan for Non-Employee Directors of UGC, effective March 20, 1998, amended and restated as of January 22, 2004 (incorporated by reference to Exhibit 10.8 to the UGC 2003 10-K)

Exhibit No.	Document
10.14	2003 Equity Incentive Plan of UGC, effective September 1, 2003 (incorporated by reference to Exhibit 10.9 to the UGC 2003 10-K)

10.15	Amended and Restated Stockholders’ Agreement, dated as of May 21, 2004, among LMI, Liberty Media International Holdings, LLC, Robert R. Bennett, Miranda Curtis, Graham Hollis, Yasushige Nishimura, Liberty Jupiter, Inc., and, solely for purposes of Section 9 thereof, Liberty (incorporated by reference to Exhibit 10.23 to the Form 10 Amendment)

10.16	Standstill Agreement between UGC and Liberty, dated as of January 5, 2004 (incorporated by reference to Exhibit 10.2 to UGC’s Current Report on Form 8-K, dated January 5, 2004 (File No. 000-496-58))

10.17	Standstill Agreement among UGC, Liberty and the parties named therein, dated January 30, 2002 (terminated except as to (i) UGC’s obligations under the final sentence of Section 9(b) and (ii) Section 7B and the related definitions in Section 1 as set forth in, and as modified by, the Letter Agreement referenced in Exhibit 10.18)(incorporated by reference to Exhibit 10.9 to UGC’s Registration Statement on Form S-1, dated February 14, 2002 (File No. 333-82776))

10.18	Letter Agreement, dated November 12, 2003, between UGC and Liberty (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated November 12, 2003 (File No. 000-496-58))

10.19	Share Exchange Agreement, dated as of August 18, 2003, among Liberty and the Stockholders of UGC named therein (incorporated by reference to Exhibit 7(j) to Liberty’s Schedule 13D/A with respect to UGC’s Class A common stock, dated August 21, 2003)

10.20	Amendment to Share Exchange Agreement, dated as of December 22, 2003, among Liberty and the Stockholders of UGC named on the signature pages thereto (incorporated by reference to Exhibit 4.5 to Liberty’s Registration Statement on Form S-3, dated December 24, 2003 (File No. 333-111564))

10.21	Stock and Loan Purchase agreement, dated as of March 15, 2004, among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UGC (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated July 1, 2004 (File No. 000-496-58) (the “UGC July 2004 8-K”))

10.22	Amendment to the Purchase Agreement, dated as of July 1, 2004, among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UGC (incorporated by reference to Exhibit 10.2 to the UGC July 2004 8-K)

10.23	Shareholders Agreement, dated as of July 1, 2004, among UGC, UPC France Holding BV and Suez SA (incorporated by reference to Exhibit 10.3 to the UGC July 2004 8-K)

10.24	Amended and Restated Operating Agreement, dated November 26, 2004, among Liberty Japan, Inc., Liberty Japan II, Inc., LMI Holdings Japan, LLC, Liberty Kanto, Inc., Liberty Jupiter, Inc. and Sumitomo Corporation, and, solely with respect to Sections 3.1(c), 3.1(d) and 16.22 thereof, LMI (incorporated by reference to Exhibit 10.27 of LMI’s Annual Report on Form 10-K, dated March 14, 2005)

12.1	Statement re: Computation of Ratios*

21.1	List of Subsidiaries*

23.1	Consent of KPMG LLP*

23.2	Consent of KPMG AZSA & Co.*

23.3	Consent of KPMG AZSA & Co.*

23.4	Consent of Finsterbusch Pickenhayn Sibille *

Exhibit No.	Document
23.5	Consent of KPMG LLP*

23.6	Consent of KPMG LLP*

23.7	Consent of Ernst & Young LTDA*

23.8	Consent of KPMG LLP*

23.9	Consent of Barbier Frinault & Autres Ernst & Young*

23.10	Information regarding absence of consent of Arthur Andersen LLP*

23.11	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)*

24.1	Power of Attorney*

99.1	Form of Election for UGC Stockholders**

99.2	Proxy Card for LMI Stockholders*

99.3	Proxy Card for UGC Class A Stockholders*

99.4	Proxy Card for UGC Class B Stockholders*

99.5	Proxy Card for UGC Class C Stockholders*

99.6	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on December 31, 2004 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to Schedule 13E-3 filed with respect to UGC by LMI, UGC, Liberty Global, Cheetah and Tiger, dated March 28, 2005 (the “13E-3 Amendment No. 1”))

99.7	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 11, 2005 (incorporated by reference to Exhibit 99.3 to the 13E-3 Amendment No. 1)

99.8	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 12, 2005 ( incorporated by reference to Exhibit 99.4 to the 13E-3 Amendment No. 1)

99.9	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 17, 2005 (incorporated by reference to Exhibit 99.5 to the 13E-3 Amendment No. 1)

99.10	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 17, 2005 (incorporated by reference to Exhibit 99.6 to Amendment No. 2 to the Schedule 13E-3 filed with respect to UGC by LMI, UGC, Liberty Global, Cheetah and Tiger, dated April 29, 2005 (the “13E-3 Amendment No. 2”))

99.11	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 3, 2005 (incorporated by reference to Exhibit 99.7 of the 13E-3 Amendment No. 2)

99.12	Draft of January 10, 2995 materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 7, 2005 (incorporated by reference to Exhibit 99.8 to the 13E-3 Amendment No. 2)

99.13	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 10, 2005 (incorporated by reference to Exhibit 99.9 to the 13E-3 Amendment No. 2)

99.14	Opinion of Morgan Stanley & Co. Incorporated*

99.15	Report of Banc of America Securities LLC presented to the Board of Directors of LMI on January 17, 2005 (incorporated by reference to Exhibit 99.10 to 13E-3 Amendment No. 2)

99.16	Opinion of Banc of America Securities LLC*

99.17	Letter from D.F. King & Co., Inc. re: correction to toll-free number for use by UGC stockholders**

*	Previously filed
**	Filed herewith

(b) Financial Statement Schedules. Schedules not listed above have been omitted because the information to be set forth therein is included in “Appendix A: Information Concerning Liberty Media International, Inc. — Part 4: Historical Financial Statements of LMI and its Significant Affiliates and Acquirees” of the joint proxy statement/prospectus which forms a part of this registration statement.

(c) Item 4(b) Exhibits. See Exhibits 99.6 — 99.16 to this registration statement.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, state of Colorado, on May 5, 2005.

LIBERTY GLOBAL INC.
By:	/s/ Elizabeth M. Markowski
Name:	Elizabeth M. Markowski
Title:	Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons (which persons constitute a majority of the Board of Directors) in the capacities and on the dates indicated:

Name	Title	Date
* John C. Malone	Chairman of the Board (Co-Principal Executive Officer) and Director
* Michael T. Fries	President (Co-Principal Executive Officer) and Director
* Bernard G. Dvorak	Senior Vice President (Principal Accounting Officer)
* Charles H.R. Bracken	Senior Vice President (Principal Financial Officer)
*By: /s/ Elizabeth M. Markowski
Elizabeth M. Markowski Attorney-in-fact		May 5, 2005

EXHIBIT INDEX

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated January 17, 2005, among Liberty Global, Liberty Media International, Inc. (“LMI”), UnitedGlobalCom, Inc. (“UGC”), Cheetah Acquisition Corp. (“Cheetah”) and Tiger Global Acquisition Corp. (“Tiger”) (incorporated by reference to Exhibit 2.1 to LMI’s Current Report on Form 8-K, dated January 17, 2005)

3.1	Form of Restated Certificate of Incorporation of Liberty Global (to be in effect contemporaneously with the closing of the mergers)*

3.2	Form of Bylaws of Liberty Global (to be in effect contemporaneously with the closing of the mergers)*

4.1	Specimen certificate for shares of Series A common stock, par value $.01 per share, of Liberty Global*

4.2	Specimen certificate for shares of Series B common stock, par value $.01 per share, of Liberty Global*

4.3	Indenture, dated as of April 6, 2004, between UGC and The Bank of New York (incorporated by reference to Exhibit 4.1 to UGC’s Current Report on Form 8-K, dated April 6, 2004 (File No. 000-496-58) (the “UGC April 2004 8-K”))

4.4	Registration Rights Agreement, dated as of April 6, 2004, between UGC and Credit Suisse First Boston (incorporated by reference to Exhibit 10.1 to the UGC April 2004 8-K)

4.5	Amendment and Restatement Agreement, dated March 7, 2005, among UPC Broadband Holding B.V. (“UPC Broadband”) and UPC Financing Partnership (“UPC Financing”), as Borrowers, the guarantors listed therein, and TD Bank Europe Limited, as Facility Agent and Security Agent, including as Schedule 3 thereto the Restated €1,072,000,000 Senior Secured Credit Facility, originally dated January 16, 2004, among UPC Broadband, as Borrower, the guarantors listed therein, the banks and financial institutions listed therein as Initial Facility D Lenders, TD Bank Europe Limited, as Facility Agent and Security Agent, and the facility agents under the Existing Facility (as defined therein) (the “2004 Credit Agreement”) (incorporated by reference to Exhibit 10.32 to UGC’s Annual Report on Form 10-K, dated March 14, 2005 (File No. 000-496-58) (the “UGC 2004 10-K”))

4.6	Additional Facility Accession Agreement, dated June 24, 2004, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility E Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.2 to UGC’s Current Report on Form 8-K, dated June 29, 2004 (File No. 000-496-58))

4.7	Additional Facility Accession Agreement, dated December 2, 2004, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility F Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated December 2, 2004 (File No. 000-496-58))

4.8	Additional Facility Accession Agreement, dated March 9, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility G Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.39 to the UGC 2004 10-K)

4.9	Additional Facility Accession Agreement, dated March 7, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility H Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.40 to the UGC 2004 10-K)

Exhibit No.	Document
4.10	Additional Facility Accession Agreement, dated March 9, 2005, among UPC Broadband, as Borrower, TD Bank Europe Limited, as Facility Agent and Security Agent, and the banks and financial institutions listed therein as Additional Facility I Lenders, under the 2004 Credit Agreement (incorporated by reference to Exhibit 10.41 to the UGC 2004 10-K)

4.11	Amendment and Restatement Agreement, dated March 7, 2005, among UPC Broadband and UPC Financing, as Borrowers, the guarantors listed therein, TD Bank Europe Limited and Toronto Dominion (Texas), Inc., as Facility Agents, and TD Bank Europe Limited, as Security Agent, including as Schedule 3 thereto the Restated Credit Agreement, €3,500,000,000 and US$347,500,000 and €95,000,000 Senior Secured Credit Facility, originally dated October 26, 2000, among UPC Broadband and UPC Financing, as Borrowers, the guarantors listed therein, the Lead Arrangers listed therein, the banks and financial institutions listed therein as Original Lenders, TD Bank Europe Limited and Toronto-Dominion (Texas) Inc., as Facility Agents, and TD Bank Europe Limited, as Security Agent (incorporated by reference to Exhibit 10.33 to the UGC 2004 10-K)

4.12	Liberty Global undertakes to furnish to the Securities and Exchange Commission, upon request, a copy of all instruments with respect to long-term debt not filed herewith

5.1	Opinion of Baker Botts L.L.P.*

8.1	Opinion of Baker Botts L.L.P. regarding certain tax matters*

8.2	Form of Opinion of Baker Botts L.L.P. regarding certain tax matters to be opined upon at the closing of the mergers*

8.3	Opinion of Holme Roberts & Owen L.L.P. regarding certain tax matters*

8.4	Form of Opinion of Holme Roberts & Owen L.L.P. regarding certain tax matters to be opined upon at the closing of the mergers*

10.1	Reorganization Agreement, dated as of May 20, 2004, among Liberty Media Corporation (“Liberty”), LMI and the other parties named therein (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to LMI’s Registration Statement on Form 10, dated May 25, 2004 (File No. 000-50671) (the “Form 10 Amendment”))

10.2	Form of Facilities and Services Agreement between Liberty and LMI (incorporated by reference to Exhibit 10.3 to the Form 10 Amendment)

10.3	Agreement for Aircraft Joint Ownership and Management, dated as of May 21, 2004, between Liberty and LMI (incorporated by reference to Exhibit 10.4 to the Form 10 Amendment)

10.4	Form of Tax Sharing Agreement between Liberty and LMI (incorporated by reference to Exhibit 10.5 to the Form 10 Amendment)

10.5	Form of Credit Facility between Liberty and LMI (terminated in accordance with its terms) (incorporated by reference to Exhibit 10.6 to the Form 10 Amendment)

10.6	Liberty Media International, Inc. 2004 Incentive Plan (As Amended and Restated Effective March 9, 2005) (incorporated by reference to Exhibit 10.6 to LMI’s Annual Report on Form 10-K/A, dated April 28, 2005 (File No. 000-50671) (the “LMI 2004 10-K/A”)) (to be assumed by Liberty Global contemporaneously with the closing of the mergers)

10.7	Liberty Media International, Inc. 2004 Non-Employee Director Incentive Plan (As Amended and Restated Effective April 1, 2005) (incorporated by reference to Exhibit 10.7 to the LMI 2004 10-K/A) (to be assumed by Liberty Global contemporaneously with the closing of the mergers)

Exhibit No.	Document
10.8	Liberty Media International, Inc. 2004 Incentive Plan Non-Qualified Stock Option Agreement, dated as of June 7, 2004, between John C. Malone and LMI (incorporated by reference to Exhibit 7(A) to Mr. Malone’s Schedule 13D/A (Amendment No. 1) with respect to LMI’s common stock, dated July 14, 2004 (File No. 005-79904))

10.9	Form of Liberty Media International, Inc. 2004 Incentive Plan (As Amended and Restated Effective March 9, 2005) Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.9 to the LMI 2004 10-K/A)

10.10	Form of Liberty Media International, Inc. 2004 Non-Employee Director Incentive Plan (As Amended and Restated Effective April 1, 2005) Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.10 to the LMI 2004 10-K/A)

10.11	Liberty Media International, Inc. Transitional Stock Adjustment Plan (incorporated by reference to Exhibit 4.5 to the LMI’s Registration Statement on Form S-8, dated June 23, 2004 (File No. 333-116790))

10.12	Stock Option Plan for Non-Employee Directors of UGC, effective June 1, 1993, amended and restated as of January 22, 2004 (incorporated by reference to Exhibit 10.7 to UGC’s Annual Report on Form 10-K, dated March 15, 2004 (File No. 000-496-58) (the “UGC 2003 10-K”))

10.13	Stock Option Plan for Non-Employee Directors of UGC, effective March 20, 1998, amended and restated as of January 22, 2004 (incorporated by reference to Exhibit 10.8 to the UGC 2003 10-K)

10.14	2003 Equity Incentive Plan of UGC, effective September 1, 2003 (incorporated by reference to Exhibit 10.9 to the UGC 2003 10-K)

10.15	Amended and Restated Stockholders’ Agreement, dated as of May 21, 2004, among LMI, Liberty Media International Holdings, LLC, Robert R. Bennett, Miranda Curtis, Graham Hollis, Yasushige Nishimura, Liberty Jupiter, Inc., and, solely for purposes of Section 9 thereof, Liberty (incorporated by reference to Exhibit 10.23 to the Form 10 Amendment)

10.16	Standstill Agreement between UGC and Liberty, dated as of January 5, 2004 (incorporated by reference to Exhibit 10.2 to UGC’s Current Report on Form 8-K, dated January 5, 2004 (File No. 000-496-58))

10.17	Standstill Agreement among UGC, Liberty and the parties named therein, dated January 30, 2002 (terminated except as to (i) UGC’s obligations under the final sentence of Section 9(b) and (ii) Section 7B and the related definitions in Section 1 as set forth in, and as modified by, the Letter Agreement referenced in Exhibit 10.18)(incorporated by reference to Exhibit 10.9 to UGC’s Registration Statement on Form S-1, dated February 14, 2002 (File No. 333-82776))

10.18	Letter Agreement, dated November 12, 2003, between UGC and Liberty (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated November 12, 2003 (File No. 000-496-58))

10.19	Share Exchange Agreement, dated as of August 18, 2003, among Liberty and the Stockholders of UGC named therein (incorporated by reference to Exhibit 7(j) to Liberty’s Schedule 13D/A with respect to UGC’s Class A common stock, dated August 21, 2003)

10.20	Amendment to Share Exchange Agreement, dated as of December 22, 2003, among Liberty and the Stockholders of UGC named on the signature pages thereto (incorporated by reference to Exhibit 4.5 to Liberty’s Registration Statement on Form S-3, dated December 24, 2003 (File No. 333-111564))

10.21	Stock and Loan Purchase agreement, dated as of March 15, 2004, among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UGC (incorporated by reference to Exhibit 10.1 to UGC’s Current Report on Form 8-K, dated July 1, 2004 (File No. 000-496-58) (the “UGC July 2004 8-K”))

Exhibit No.	Document
10.22	Amendment to the Purchase Agreement, dated as of July 1, 2004, among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UGC (incorporated by reference to Exhibit 10.2 to the UGC July 2004 8-K)

10.23	Shareholders Agreement, dated as of July 1, 2004, among UGC, UPC France Holding BV and Suez SA (incorporated by reference to Exhibit 10.3 to the UGC July 2004 8-K)

10.24	Amended and Restated Operating Agreement, dated November 26, 2004, among Liberty Japan, Inc., Liberty Japan II, Inc., LMI Holdings Japan, LLC, Liberty Kanto, Inc., Liberty Jupiter, Inc. and Sumitomo Corporation, and, solely with respect to Sections 3.1(c), 3.1(d) and 16.22 thereof, LMI (incorporated by reference to Exhibit 10.27 of LMI’s Annual Report on Form 10-K, dated March 14, 2005)

12.1	Statement re: Computation of Ratios*

21.1	List of Subsidiaries*

23.1	Consent of KPMG LLP*

23.2	Consent of KPMG AZSA & Co.*

23.3	Consent of KPMG AZSA & Co.*

23.4	Consent of Finsterbusch Pickenhayn Sibille *

23.5	Consent of KPMG LLP*

23.6	Consent of KPMG LLP*

23.7	Consent of Ernst & Young LTDA*

23.8	Consent of KPMG LLP*

23.9	Consent of Barbier Frinault & Autres Ernst & Young*

23.10	Information regarding absence of consent of Arthur Andersen LLP*

23.11	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)*

24.1	Power of Attorney*

99.1	Form of Election for UGC Stockholders**

99.2	Proxy Card for LMI Stockholders*

99.3	Proxy Card for UGC Class A Stockholders*

99.4	Proxy Card for UGC Class B Stockholders*

99.5	Proxy Card for UGC Class C Stockholders*

99.6	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on December 31, 2004 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to Schedule 13E-3 filed with respect to UGC by LMI, UGC, Liberty Global, Cheetah and Tiger, dated March 28, 2005 (the “13E-3 Amendment No. 1”))

99.7	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 11, 2005 (incorporated by reference to Exhibit 99.3 to the 13E-3 Amendment No. 1)

99.8	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 12, 2005 ( incorporated by reference to Exhibit 99.4 to the 13E-3 Amendment No. 1)

99.9	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 17, 2005 (incorporated by reference to Exhibit 99.5 to the 13E-3 Amendment No. 1)

Exhibit No.	Document
99.10	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 17, 2005 (incorporated by reference to Exhibit 99.6 to Amendment No. 2 to the Schedule 13E-3 filed with respect to UGC by LMI, UGC, Liberty Global, Cheetah and Tiger, dated April 29, 2005 (the “13E-3 Amendment No. 2”))

99.11	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 3, 2005 (incorporated by reference to Exhibit 99.7 of the 13E-3 Amendment No. 2)

99.12	Draft of January 10, 2995 materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 7, 2005 (incorporated by reference to Exhibit 99.8 to the 13E-3 Amendment No. 2)

99.13	Materials presented by Morgan Stanley & Co. Incorporated to the Special Committee of the Board of Directors of UGC on January 10, 2005 (incorporated by reference to Exhibit 99.9 to the 13E-3 Amendment No. 2)

99.14	Opinion of Morgan Stanley & Co. Incorporated*

99.15	Report of Banc of America Securities LLC presented to the Board of Directors of LMI on January 17, 2005 (incorporated by reference to Exhibit 99.10 to 13E-3 Amendment No. 2)

99.16	Opinion of Banc of America Securities LLC*

99.17	Letter from D.F. King & Co., Inc. re: correction to toll-free number for use by UGC stockholders**

*	Previously filed
**	Filed herewith